Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT
This FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT, LIMITED CONSENT, AND WAIVER (this “Agreement”) is made as of August 20, 2015, and effective upon the Effective Date (as defined below), by and among KRATOS DEFENSE & SECURITY SOLUTIONS, INC., a Delaware corporation (the “Borrower”), each of the other Credit Parties identified as such on the signature pages hereof, each of the lenders signatory hereto constituting the Required Lenders (as defined in the Credit Agreement described below) and SUNTRUST BANK, a Georgia banking corporation, as administrative agent (together with its successors and assigns in such capacity, “Agent”).
RECITALS
A.The Borrower, Agent and certain lenders (collectively, the “Lenders”) are parties to that certain Credit and Security Agreement, dated as of May 14, 2014 (as amended to date and as it may be further amended, restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Except as otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.
B.    In connection with the Credit Agreement, each Credit Party (other than the Borrower) guaranteed the Obligations of the Borrower pursuant to that certain Guaranty of Payment, dated as of May 14, 2014, and each Credit Party granted to Agent, for the benefit of the Lenders, a first priority security interest (subject only to Permitted Liens) in substantially all of such Credit Party’s assets pursuant to that certain Security Agreement, dated as of May 14, 2014, executed by the Credit Parties in favor of Agent.
C.    The Borrower has requested certain modifications to the Credit Agreement, and Agent and the Required Lenders have agreed to the modification of certain provisions contained in the Credit Agreement upon the terms and conditions hereinafter set forth.
NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENTS
1.Amendments. Effective as of the date hereof:
(a)    Amendment to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following new definitions in proper alphabetical order:
“‘Herley” means Herley Industries, Inc., a Delaware corporation.
“Herley Letter of Credit” means each Letter of Credit issued by a Fronting Lender for the account of Herley, Herley – CTI, Inc., EW Simulation Technology Ltd. or Stapor Research.
“LC Escrow Account” means that certain deposit account no. 7959637 Kratos Def Ultra Electronics Def SL with SunTrust established pursuant to that certain Cash Collateral Escrow Agreement dated as of August 21, 2015, among the Borrower, Herley, Ultra Electronics Defense Inc., a Delaware corporation, and Ultra Electronics Holdings plc, a public limited company formed under the laws of England and Wales.
“LC Escrow Amount” means, at any time, the aggregate amount on deposit at such time in the LC Escrow Account.
“Third Amendment” means that certain Third Amendment to Credit and Security Agreement, Limited Consent and Waiver dated as of May 31, 2015, by and among the Borrower, each of the other Credit Parties identified as such on the signature pages thereof, each of the lenders signatory thereto constituting the Required Lenders and Agent.”
(b)    Amendment to Section 5.7 of the Credit Agreement. Section 5.7 of the Credit Agreement is amended and restated to read in its entirety as follows:
“(a)    Fixed Charge Coverage Ratio. The Borrower and its Subsidiaries will maintain at all times a Fixed Charge Coverage Ratio of at least 1.15 to 1.00, measured on a Consolidated basis as of the end of each Quarterly Reporting Period, commencing with the Quarterly Reporting Period ending on or about June 30, 2014. Notwithstanding the foregoing, the Fixed Charge Coverage Ratio will not be measured as of the end of (i) the Quarterly Reporting Period ending on or about June 30, 2015, or (ii) any Quarterly Reporting Period ending after June 30, 2015, if on such date (A) there are no outstanding Revolving Loans or Swingline Loans and (B) the Letter of Credit Exposure is less than or equal to the sum of (x) $17,000,000 plus (y) the LC Escrow Amount on such date; provided, however, that for each Quarterly Reporting Period ending after June 30, 2015, that does not satisfy the conditions set forth in clause (ii) above, the Borrower and its Subsidiaries will maintain a Fixed Charge Coverage Ratio of at least the amount specified below for the applicable category, in each case measured on a Consolidated basis as of the end of such Quarterly Reporting Period:

Category	Ratio
(A) If on such date the ratio of (1) the sum of (xx) the outstanding principal amount of Revolving Loans plus (yy) the outstanding amount of Swingline Exposure plus (zz) the amount of Letter of Credit Exposure in excess of the sum of (1) $17,000,000 plus (2) the LC Escrow Amount, to (2) (xx) the amount of the Revolving Credit Commitment minus (yy) the amount of the Herley Disposition Proceeds Reinvestment Reserve, is greater than 0.00% but less than 15.00%:

(A) 1.05 to 1.00
(B) If on such date the ratio of (1) the sum of (xx) the outstanding principal amount of Revolving Loans plus (yy) the outstanding amount of Swingline Exposure plus (zz) the amount of Letter of Credit Exposure in excess of the sum of (1) $17,000,000 plus (2) the LC Escrow Amount, to (2) (xx) the amount of the Revolving Credit Commitment minus (yy) the amount of the Herley Disposition Proceeds Reinvestment Reserve, is equal to or greater than 15.00% but less than 25.00%:
(B) 1.10 to 1.00
(C) In all other cases:	(C) 1.15 to 1.00

For purposes of this Section 5.7, the undrawn amount of any Herley Letter of Credit for which the Borrower has both (a) caused to be deposited with the applicable Fronting Lender, in its capacity as a Fronting Lender, either cash or a Supporting Letter of Credit that, in either case, is (i) in an amount equal to at least one hundred five percent (105%) of the amount of such Letter of Credit) and (ii) free and clear of all rights and claims of third parties, and (b) executed all such documentation as the applicable Fronting Lender has requested in connection with the continued existence of such Letter of Credit as a stand-alone obligation, shall not be considered outstanding “Letter of Credit Exposure.”

(c)    Amendment to Section 2 of the Third Amendment. Section 2 of the Third Amendment is amended and restated in its entirety to read as follows:
“2.    Limited Consent and Waiver. Agent and the Required Lenders hereby (a) consent to the Herley Disposition and (b) waive any Default or Event of Default that would otherwise occur under the Credit Agreement solely as a result of the Herley Disposition or any action taken by a Credit Party under or pursuant to any of the Herley Purchase Documents. Notwithstanding the foregoing, the consent and waiver granted hereby are subject to the conditions that (i) the Herley Disposition shall have been effectuated in a manner consistent with the definition of the Herley Disposition; (ii) the Borrower shall have delivered to Agent (A) copies of the Herley Purchase Documents certified by an Authorized Officer of the Borrower as being true, correct and complete, (B) specimen signature and incumbency certificates for the officers of each Credit Party executing any of the Herley Purchase Documents, and (C) resolutions of the board of directors (or similar governing body) of each Credit Party that is a party to any of the Herley Purchase Documents approving and authorizing the execution, delivery and performance of the Herley Purchase Documents to which it is a party and all other documents executed by such Credit Party in connection therewith, certified by its secretary or an assistant secretary as being in full force and effect without modification or amendment; (iii) all conditions precedent to the closing of the Herley Disposition shall have been satisfied or waived; (iv) immediately prior to, and after giving effect to, the Herley Disposition (A) no Event of Default (other than any Event of Default that would occur solely as a result of the Herley Disposition) shall have occurred or be continuing and (B) the representations and warranties contained herein and in the Credit Agreement and the other Loan Documents are true and correct as of such date, as if made on such date, except for those representations and warranties specifically made as of the earlier date, which shall be true and correct as of such earlier date; and (v) with respect to each outstanding Herley Letter of Credit for which SunTrust is the Fronting Lender, Borrower shall have (A) caused to be deposited with SunTrust, in its capacity as a Fronting Lender, either cash or a Supporting Letter of Credit that, in either case, is (1) in an amount equal to one hundred ten percent (110%) of the undrawn amount of such Outstanding Herley Letters of Credit and (2) free and clear of all rights and claims of third parties, and (B) executed all such documentation as SunTrust shall request in connection with the survival of such Outstanding Herley Letters of Credit as stand-alone obligations, and upon Borrower’s satisfaction of such conditions, such Herley Letters of Credit shall no longer be considered outstanding under the Revolving Credit Commitment. Except as expressly set forth in this Agreement, the consent and waiver by Agent and the Required Lenders under this Agreement is not intended, and shall not be construed (a) to modify or otherwise affect any of the provisions of the Credit Agreement or the other Loan Documents, (b) as a waiver of any of Agent’s or any Lender’s rights under the Credit Agreement or any other Loan Document, or (c) as an authorization or a consent by Agent and the Lenders to any further actions by any Credit Party not otherwise permitted by the Loan Documents.”
(d)    Amendment to Section 3 of the Third Amendment. Section 3 of the Third Amendment is amended and restated in its entirety to read as follows:
“3.    Covenant of the Credit Parties. In consideration of the agreements set forth herein, the Credit Parties shall deliver to SunTrust for cancellation all of the outstanding Herley Letters of Credit issued by SunTrust, as Fronting Lender, within one (1) Business Day following the expiration date thereof and, for the avoidance of doubt, shall not permit any renewal thereunder.”
2.    Conditions to Effectiveness of Agreement. This Agreement shall be effective on the earliest date on which all of the following conditions have been satisfied (such date being the “Effective Date”):
(a)    Agent shall have received this Agreement, duly executed by the Credit Parties and the Required Lenders.
The Credit Parties shall be deemed to represent and warrant to Agent and Lenders that each of the foregoing conditions have been satisfied upon the release of their respective signatures to this Amendment.
3.    Representations and Warranties. To induce Agent and the Required Lenders to enter into this Agreement, each Credit Party, by its signature below, hereby:
(a)    acknowledges and agrees that, except as expressly set forth in this Agreement, the terms, covenants and conditions of the Credit Agreement and the other Loan Documents are in full force and effect and are hereby ratified and confirmed;
(b)    ratifies and reaffirms the notes and its obligations under the Credit Agreement and the other Loan Documents, and all of such Credit Party’s respective covenants, duties, indebtedness and liabilities owing under such documents;
(c)    acknowledges and agrees that it has taken all organizational actions necessary to approve and authorize the execution, delivery and performance of this Agreement and all other documents executed in connection therewith; and
(d)    acknowledges and agrees that immediately prior to, and after giving effect to this Agreement, (i) no Event of Default shall have occurred or be occurring and (ii) the representations and warranties contained herein and in the Credit Agreement and the other Loan Documents, as each is amended hereby, are true and correct as of such date, as if made on such date, except for those representations and warranties specifically made as of an earlier date, which shall be true and correct as of such earlier date.
4.    Miscellaneous.
(a)    The Credit Parties are hereby notified that irrespective of (i) any waivers previously granted by Agent regarding the Loan Documents, (ii) any previous failures or delays of Agent in exercising any right, power or privilege under the Loan Documents, or (iii) any previous failures or delays of Agent in the monitoring or in the requiring of compliance by the Credit Parties with their respective duties, obligations and agreements under the Loan Documents, hereafter the Credit Parties will be expected to comply strictly with their duties, obligations and agreements under the Loan Documents. All of the Liens of Agent in the Collateral shall continue.
(b)    This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement and other Loan Documents, as modified by this Agreement, shall continue in full force and effect. This Agreement shall constitute a Loan Document for all purposes.
(c)    This Agreement may be executed in any number of counterparts and by each party hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page of this Agreement by telecopy, pdf or other electronic means shall be effective as delivery of a manually executed counterpart of such Agreement.
(d)    In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
(e)    The provisions of this Agreement and the respective rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of law principles thereof except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).
(f)    THE CREDIT PARTIES HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE LIABILITIES OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT AND THE LENDERS. EACH CREDIT PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, THE LENDERS, THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH ANY CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST AGENT OR ANY LENDER, THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY ADVANCE INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER AGREEMENTS AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.
(g)    THE CREDIT AGREEMENT, AS AMENDED BY THIS AGREEMENT, AND THE OTHER LOAN DOCUMENTS TOGETHER REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF ON THE DATE THIS AGREEMENT IS EXECUTED. THE CREDIT AGREEMENT, AS AMENDED BY THIS AGREEMENT, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AGREEMENT SHALL BE MADE EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWER, AGENT AND THE REQUIRED LENDERS.
(h)    Borrower shall promptly pay to Agent all fees and expenses (including attorneys’ fees) owed to or incurred by Agent or Lenders arising in connection with the Loan Documents or this Agreement.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
SUNTRUST BANK,
as Administrative Agent and a Required Lender

By:
Name:     Brian O’Fallon
Title:     Director

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
PNC BANK, NATIONAL ASSOCIATION,
a Required Lender

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
CATHAY BANK,
a Required Lender

By:
Name:
Title:

[Kratos] Fourth Amendment
#36998848

BORROWER:

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

By:
Name:
Title:

[Signature Page to Limited Consent and Fourth Amendment]

Agreed to and Accepted:    OTHER CREDIT PARTIES:

AVTEC SYSTEMS, INC.
BSC PARTNERS, LLC
CARLSBAD ISI, INC.
COMPOSITE ENGINEERING, INC.
DEFENSE SYSTEMS, INCORPORATED
HAVERSTICK CONSULTING, INC.
HGS HOLDINGS, INC.
DTI ASSOCIATES, INC.
HAVERSTICK GOVERNMENT SOLUTIONS,
INC.
ROCKET SUPPORT SERVICES, LLC
JMA ASSOCIATES, INC.
MADISON RESEARCH CORPORATION
GICHNER SYSTEMS GROUP, INC.
GICHNER SYSTEMS INTERNATIONAL, INC.
CHARLESTON MARINE CONTAINERS INC.
DALLASTOWN REALTY I, LLC DALLASTOWN REALTY II, LLC
DEI SERVICES CORPORATION
SCT ACQUISITION, LLC
SCT REAL ESTATE, LLC
KPSS GOVERNMENT SOLUTIONS, INC.
KRATOS INTEGRAL HOLDINGS, LLC
KRATOS INTEGRAL SYSTEMS INTERNATIONAL, INC.
KRATOS NETWORKS, INC.
KRATOS SYSTEMS AND SOLUTIONS, INC.
KRATOS DEFENSE & ROCKET SUPPORT SERVICES, INC.
KRATOS PUBLIC SAFETY & SECURITY
SOLUTIONS, INC.
KRATOS SOUTHEAST, INC.
KRATOS TEXAS, INC.
WFI NMC CORP.
KRATOS TECHNOLOGY & TRAINING
SOLUTIONS, INC.
KRATOS UNMANNED SYSTEMS SOLUTIONS, INC.

By:
Deanna H. Lund
Executive Vice President & Chief Financial Officer

[Signature Page to Limited Consent and Fourth Amendment]

REALITY BASED IT SERVICES, LTD.
SHADOW I, INC.
SHADOW II, INC.
DIGITAL FUSION, INC.
DIGITAL FUSION SOLUTIONS, INC.
SUMMIT RESEARCH CORPORATION
HENRY BROS. ELECTRONICS, INC.,
a Delaware corporation
HENRY BROS. ELECTRONICS, INC.,
     a Colorado corporation
HENRY BROS. ELECTRONICS, INC.,
a New Jersey corporation
HENRY BROS. ELECTRONICS, INC.,
a California corporation
DIVERSIFIED SECURITY SOLUTIONS, INC.
HENRY BROS. ELECTRONICS, L.L.C.
NATIONAL SAFE OF CALIFORNIA
LVDM, INC.
AIRORLITE COMMUNICATIONS, INC.
HERLEY INDUSTRIES, INC.
GENERAL MICROWAVE CORPORATION
GENERAL MICROWAVE ISRAEL
CORPORATION
HERLEY CTI, INC.
STAPOR RESEARCH, INC.
MSI ACQUISITION CORP.
MICRO SYSTEMS, INC.
HERLEY RSS, INC.
REAL TIME LOGIC, INC.
SAT CORPORATION
SECUREINFO CORPORATION
AI METRIX, INC.
POLEXIS, INC.
By:
Deanna H. Lund
Executive Vice President & Chief Financial Officer

KRATOS SOUTHWEST L.P., by Kratos Texas, Inc., its General Partner By: Deanna H. Lund Executive Vice President & Chief Financial Officer

[Signature Page to Limited Consent and Fourth Amendment]